--------------------------------------------------------------------------------

                              --------------------
                                GREENWICH STREET
                               MUNICIPAL FUND INC.
                              --------------------

                                [GRAPHIC OMITTED]

                               SEMI-ANNUAL REPORT
                                November 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              This report is intended only for the shareholders of
                      Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                   FD0838 1/00

--------------------------------------------------------------------------------

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                November 30, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Greenwich Street Municipal Fund, Inc. ("Fund") for the period ended November 30, 1999. During the period, the Fund distributed income dividends totaling $0.28 per share. The table below details the annualized distribution rates and six-month total returns based on the Fund's November 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

         Price               Annualized             Six-Month
       Per Share         Distribution Rate(2)     Total Return
       ---------         --------------------     ------------
      $10.53 (NAV)              5.36%                (5.32)%
      $10.00 (NYSE)             5.64%                 2.77%

Special Shareholder Notice

      On November 17, 1999, the Board of Directors of the Greenwich Street Municipal Fund Inc. approved a proposed merger of the Greenwich Street Municipal Fund with the Smith Barney Managed Municipals Fund Inc. The proposed merger will be submitted for approval at a special meeting of shareholders on Friday, February 24, 2000. If approved, the merger is expected to take place on Friday, March 3, 2000 and shareholders of Greenwich Street Municipal Fund will receive Class A shares in Smith Barney Managed Municipals Fund with a value equal to the net asset value of their shares in Greenwich Street Municipal Fund.

----------
(1) The NAV is calculated by taking the closing value of all securities held by the Fund plus all other assets less total liabilities and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.
(2) This distribution rate assumes current monthly income dividend rate of $0.047 per share for twelve months.


=====================================  1  ======================================

      Please note that, in view of the proposed merger of the Fund, the Dividend Reinvestment Plan is being discontinued. After January 2000, all future distributions will be made in cash.

      A proxy statement that describes the proposed merger and its effects on your investment will be mailed to you on or about Friday, January 14, 2000. We ask that when you receive the proxy statement, if you do not plan on attending the shareholder meeting, to sign, date and return the proxy card with your vote as soon as possible. Your vote is important!

Market Update and Outlook

      In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

      The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Federal Reserve Board ("Fed") reversed its prior three short-term interest rate increases, with 25 basis point (100 basis points are equal to one percent) increases implemented on June 30, August 24 and November 16, 1999, respectively.

      In our view, performance in the fixed income markets has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. We believe the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

      The latest rate hikes by the Fed resolve a major uncertainty that had been weighing on the bond market. The policy statement that accompanied the move indicated that the Fed is likely to keep monetary policy steady for now. In the meantime, with the prospects of Fed action diminished, we believe investors can focus on the bond market's fundamentals. We further think that such fundamentals are positive.

      In particular, we believe new bond issuance should be light in the coming weeks, especially from the U.S. Treasury, and inflation should probably remain calm, despite the recent jump in oil prices. In our opinion, the recent upturn in yields is being fueled by worries about the latest rise in oil prices and the growing expectation that the Fed will tighten monetary policy again in 2000. We think that such a move would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains tame.


=====================================  2  ======================================

      Given the higher yields and tighter conditions that already prevail in many sectors of the fixed income markets, the Fed's recent actions may be sufficient to slow down the economy without triggering higher inflation. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate that was previously thought possible due to the possible emergence of a new economy where technological advances can spur growth without inflationary pressures.

Investment Strategy

      The Greenwich Street Municipal Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal.(3)

      Our investment strategy over the period covered by this report has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities. Since interest rates have gone up to higher levels, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio.

      As of November 30, the Fund focused on hospital bonds (24.9%), general obligation bonds (15.5%) and utilities bonds (12.3%) because we believe they offered good relative values. At the end of November, the Fund's weighted average maturity was approximately 19.0 years. In addition, as of November 30, 1999, 93% of the Fund's holdings were rated investment grade(4) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with 60.4% of the Fund invested in AAA bonds, the highest rating.

      The slope of the municipal yield curve has remained extremely steep, reflecting individual investors' aversion to market risk (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit qualities but different maturities.) In our opinion, the "extra" slope resulting from risk aversion makes longer municipals a particularly attractive fixed income alternative.

      Our strategy going forward is three-fold:

            o We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries.

----------
(3) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, are determined by the manager to be of equivalent quality.


=====================================  3  ======================================

            o     We are focusing on investing in very high grade issues.

            o We are investing in discount paper for the first time since the fall of 1998, as this is where we believe we can obtain the best values.

Municipal Bond Market Outlook

      The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while select long-term municipal bonds are yielding approximately 95% - 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

      We do not expect long-term rates to move appreciably higher. Municipal bond yields have moved up relative to U.S. Treasury yields because institutional demand has virtually disappeared. With long-term municipal yields close to 6% and the yield curve steep, extending maturity may be a prudent strategy.

      In our judgement, a number of factors bode well for the municipal market. Yields are at their highest levels since early 1999, new issue supply is likely to be modest in the period ahead, and recent narrowing of spreads in the taxable market has made alternatives less attractive. We remain optimistic about the prospects for the municipal market as a whole.

      The municipal bond market is providing some intriguing opportunities as a result of reticent dealers and year-end tax swapping. In our opinion, investors who have been waiting on the sidelines out of fears related to Y2K should move some cash into these sectors now. We have also observed an increased dominance of retail investors in the municipal bond market.

      In closing, thank you for investing in the Greenwich Street Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon             /s/ Joseph P. Deane

Heath B. McLendon                 Joseph P. Deane
Chairman                          Vice President and
                                  Investment Officer

December 13, 1999


=====================================  4  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                          November 30, 1999 (unaudited)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

-----------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
-----------------------------------

California -- 10.0%
 $3,000,000   Baa3*    California Educational Facilities Authority
                         Revenue, (Pooled College & University
                         Projects), Series A, 5.625% due 7/1/23      $ 2,752,500
                       California Health Facilities Finance
                         Authority Revenue:
  2,000,000   A           Kaiser Permanente, Series B,
                            5.250% due 10/1/13                         1,880,000
  2,000,000   A2*         Cedar-Sinai Medical Center, Series A,
                            6.250% due 12/1/34                         1,970,000
  1,000,000   AAA      California State Public Works Board Lease
                         Revenue, Department of Corrections,
                         Series A, AMBAC-Insured,
                         5.250% due 1/1/21                               927,500
  1,980,000   AAA      California State University, Headquarters
                         Building Authority, Series B,
                         MBIA-Insured, 5.125% due 9/1/17               1,856,250
                       California Statewide Community,
                         Development Authority, COP:
    400,000   VMIG 1*     3.700% due 4/1/28 (b)                          400,000
  2,000,000   AAA         Sutter Health System, FSA-Insured,
                            5.500% due 8/15/31                         1,870,000
  6,530,000   AAA      Los Angeles County, CA Metropolitan
                         Transportation Authority Revenue, Sales
                         Tax Revenue, Series A, MBIA-Insured,
                         5.250% due 7/1/19                             6,121,875
  1,000,000   AAA      Rancho Cucamonga, CA Redevelopment
                         Agency Tax Allocation, (Rancho
                         Redevelopment Project),
                         MBIA-Insured, 5.250% due 9/1/26                 906,250
  2,000,000   AAA      San Diego County, CA COP, North County
                         Regional Center Expansion,
                         AMBAC-Insured, 5.250% due 11/15/19            1,872,500
--------------------------------------------------------------------------------
                                                                      20,556,875
--------------------------------------------------------------------------------
Colorado -- 4.0%
  2,000,000   Aaa*     Arapahoe County, CO Capital Improvement,
                         Highway Revenue, Current Series E,
                         (Pre-Refunded-- Escrowed with U.S.
                         government securities to 8/31/05
                         Call @ 103), 7.000% due 8/31/26               2,272,500

                       See Notes to Financial Statements.


=====================================  5  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Colorado -- 4.0% (continued)
 $1,000,000   AA       Catholic Health Initiatives,
                         5.000% due 12/1/28                          $   813,750
  4,000,000   A        Colorado Health Facilities Authority
                         Revenue, Kaiser Permanente, Series B,
                         5.350% due 8/1/15                             3,725,000
  1,500,000   AAA      E-470 Public Highway Authority
                         Revenue, Series A, MBIA-Insured,
                         5.000% due 9/1/15                             1,391,250
--------------------------------------------------------------------------------
                                                                       8,202,500
--------------------------------------------------------------------------------
Connecticut -- 0.4%
  1,000,000   Baa3*    Mashantucket Western Pequot Tribe,
                         Connecticut Special Revenue, Series A,
                         5.500% due 9/1/28                               876,250
--------------------------------------------------------------------------------
Florida -- 5.8%
  2,000,000   AAA      Dade County, FL GO, Unlimited Revenue
                         Bonds, Florida Seaport, MBIA-Insured,
                         5.125% due 10/1/21                            1,805,000
  3,500,000   BBB-     Martin County, FL IDR, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25(c)                        3,618,125
  1,000,000   A*       Martin County, FL Special Assessment
                         Revenue, 6.100% due 11/1/15                   1,026,250
  1,240,000   AAA      Miami Dade, FL Sports Franchise,
                         4.750% due 10/1/30                            1,015,250
  2,500,000   AAA      Orange County, FL Tourist Development
                         Tax Revenue, AMBAC-Insured,
                         4.750% due 10/1/24                            2,103,125
  3,000,000   AAA      Tallahassee, FL Energy System Revenue,
                         4.750% due 10/1/26                            2,505,000
--------------------------------------------------------------------------------
                                                                      12,072,750
--------------------------------------------------------------------------------
Georgia -- 1.0%
  1,500,000   AAA      Atlanta, GA Water & Wastewater Revenue,
                         5.000% due 11/1/29                            1,288,125
  1,000,000   A3*      Private College & University Authority,
                         (Mercer University Project), Series A,
                         5.375% due 10/1/29                              896,250
--------------------------------------------------------------------------------
                                                                       2,184,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  6  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Hawaii -- 1.6%
 $2,000,000   A        Hawaii State Department of Budget &
                         Finance, Special Purpose Revenue,
                         Kaiser Permanente, Series A,
                         5.100% due 3/1/14                           $ 1,815,000
  1,540,000   AAA      Hawaii State GO, Series CP, FGIC-Insured,
                         5.000% due 10/1/16                            1,403,325
--------------------------------------------------------------------------------
                                                                       3,218,325
--------------------------------------------------------------------------------
Illinois -- 5.3%
                       Illinois Health Facilities Authority,
                         MBIA-Insured:
  7,000,000   AAA         Ingalls Health Systems Project,
                            6.250% due 5/15/24                         7,175,000
  1,000,000   Aaa*        Memorial Health Systems,
                            5.250% due 10/1/18                           923,750
  3,000,000   AAA      Illinois State GO, FGIC-Insured,
                         5.250% due 12/1/20                            2,741,250
--------------------------------------------------------------------------------
                                                                      10,840,000
--------------------------------------------------------------------------------
Indiana -- 2.2%
  2,000,000   AAA      Avon, IN Community School Building Corp.,
                         First Mortgage, AMBAC-Insured,
                         5.250% due 1/1/22                             1,812,500
  2,500,000   Aa2*     Petersburg, IN Industrial PCR, Indianapolis
                         Power & Light Corp., 6.625% due 12/1/24       2,646,875
--------------------------------------------------------------------------------
                                                                       4,459,375
--------------------------------------------------------------------------------
Iowa -- 0.4%
    755,000   AAA      Iowa Finance Authority, Multi-Family
                         Housing Revenue Refunding, (Forest Glen
                         Apartments Project), Series A,
                         FNMA-Collateralized, 5.600% due 11/1/22         713,475
--------------------------------------------------------------------------------
Louisiana -- 0.8%
  2,000,000   AAA      Louisiana Local Government Environment
                         Facilities Community Development
                         Authority Revenue, Capital Projects &
                         Equipment Acquisition, AMBAC-Insured,
                         4.500% due 12/1/18                            1,657,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  7  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Maryland -- 2.2%
$11,000,000   NR       Maryland State Energy & Financing
                         Administration, Solid Waste Disposal
                         Revenue, (Hagerstown Recycling Project),
                         9.000% due 10/15/16 (d)                     $ 2,420,000
  2,500,000   A        Maryland State Health & Educational
                         Facilities Authority Revenue, Loyola
                         College Issue, 5.000% due 10/1/39             2,065,625
--------------------------------------------------------------------------------
                                                                       4,485,625
--------------------------------------------------------------------------------
Massachusetts -- 4.4%
  2,000,000   AAA      Massachusetts Bay Transportation Authority,
                         Series B, FSA-Insured, 5.250% due 3/1/26      1,797,500
  1,000,000   Aaa*     Massachusetts State College Building
                         Authority Revenue, Series 1,
                         5.375% due 5/1/39                               901,250
  1,000,000   AAA      Massachusetts State HFA, Series B,
                         MBIA-Insured, 5.300% due 12/1/17 946,250
                       Massachusetts State Turnpike Authority:
  1,500,000   AAA        AMBAC-Insured, Series A,
                           4.750% due 1/1/34                           1,207,500
  2,500,000   Aaa*       Metropolitan Highway System, Series A,
                           5.000% due 1/1/39                           2,087,500
                       Massachusetts State Water Resource
                         Authority, MBIA-Insured:
    510,000   AAA          5.250% due 12/1/20                            469,200
  1,000,000   AAA          Series A, 4.750% due 2/1/26                   825,000
  1,000,000   AAA          Series B, 5.000% due 12/1/25                  866,250
--------------------------------------------------------------------------------
                                                                       9,100,450
--------------------------------------------------------------------------------
Michigan -- 3.7%
  6,000,000   NR       Michigan Strategic Fund Resource
                         Recovery, Limited Obligation Revenue,
                         Central Wayne Energy, Series A,
                         7.000% due 7/1/27(b)                          5,580,000
  2,000,000   NR       Midland County, MI EDC, PCR,
                         Limited Obligation, Series B,
                         9.500% due 7/23/09(b)                         2,080,300
--------------------------------------------------------------------------------
                                                                       7,660,300
--------------------------------------------------------------------------------
Minnesota -- 0.2%
    500,000   A3*      Minnesota State Higher Education Facilities
                         Authority Revenue, St. Johns University,
                         Series 4-L, 5.350% due 10/1/17                  461,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  8  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Missouri -- 0.4%
 $1,000,000   AAA      Fenton, MO COP, (Capital Improvement
                         Projects), MBIA-Insured,
                         5.125% due 9/1/17                           $   921,250
--------------------------------------------------------------------------------
New York -- 6.9%
  2,000,000   A-       Long Island Power Authority, Electric
                         Systems Revenue, 5.500% due 12/1/29           1,835,000
  2,000,000   AAA      Nassau Health Care Corp., NY
                         Health Systems Revenue, FSA-Insured,
                         5.500% due 8/1/19                             1,912,500
  1,790,000   AAA      New York City, NY Municipal Water
                         Finance Authority, Water & Sewer
                         Systems  Revenue, Series B, MBIA-Insured,
                         5.375% due 6/15/19                            1,696,025
                       New York State Dormitory Authority
                         Revenue:
  1,000,000   AAA          City University System, Series A,
                              FGIC-Insured, 5.000% due 7/1/16            922,500
  1,500,000   AAA          Mental Health Services Facilities
                              Improvement, Series D, FSA-Insured,
                              5.125% due 8/15/17                       1,376,250
  2,000,000   AAA          Montefiore Medical Center, AMBAC/
                              FHA-Insured, 5.250% due 2/1/15           1,915,000
    200,000   P-1      New York State Energy Research &
                         Development Authority Pollution
                         Control Revenue, (Niagara Mohawk
                         Power Co. Project), Series A,
                         3.800% due 12/1/26 (b)(c)                       200,000
  2,000,000   Aa3*     New York State Triborough Bridge &
                         Tunnel Authority Revenue, Series A,
                         5.000% due 1/1/24                             1,727,500
  2,895,000   AAA      New York State Urban Development Corp.
                         Revenue, Correctional Facilities,
                         Series A, FSA-Insured, 5.000% due 1/1/18      2,612,738
--------------------------------------------------------------------------------
                                                                      14,197,513
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  9  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Ohio -- 3.4%
 $4,000,000   AAA      Cuyahoga County, OH Hospital Revenue,
                          Metrohealth Systems, Series A, MBIA-
                          Insured, 5.125% due 2/15/16                $ 3,720,000
  1,000,000   AAA      Cuyahoga County OH Hospital Revenue,
                          University Hospital Health Inc.,
                          5.500% due 1/15/30                             932,500
  2,500,000   AAA      Lukas County OH Hospital Revenue,
                          Promedia Healthcare Group,
                          5.375% due 11/15/29                          2,293,750
--------------------------------------------------------------------------------
                                                                       6,946,250
--------------------------------------------------------------------------------
Pennsylvania -- 2.4%
  1,900,000   AAA      Beaver County, PA IDA, FSA-Insured,
                          5.450% due 9/15/28                           1,748,000
  1,500,000   AAA      Montgomery County, PA Health Care, Holy
                          Redeemer Health, Higher Education &
                          Health Authority Revenue, Series A,
                          AMBAC-Insured, 5.250% due 10/1/17            1,404,375
  2,000,000   AA       Saint Mary Hospital Authority,
                          Bucks County, Catholic Healthcare,
                          5.000% due 12/1/18                           1,737,500
--------------------------------------------------------------------------------
                                                                       4,889,875
--------------------------------------------------------------------------------
South Carolina -- 3.6%
  2,000,000   AAA      Lexington County, SC Health Services
                          District Inc., Hospital Revenue,
                          Refunding & Improvement, FSA-Insured,
                          5.250% due 11/1/17                           1,875,000
  6,000,000   Aaa*     South Carolina Transit Infrastructure,
                          Series A, 5.250% due 10/1/21                 5,527,500
--------------------------------------------------------------------------------
                                                                       7,402,500
--------------------------------------------------------------------------------
Texas -- 25.4%
  6,000,000   AAA      Aledo, TX ISD, GO, PSFG,
                          5.000% due 2/15/29                           5,122,500
  2,000,000   Aaa*     Azle, TX ISD, Series C, PSFG, FGIC-Insured,
                          5.000% due 2/15/22                           1,750,000
  4,000,000   AAA      Bexar County, TX Health Facilities
                          Development Corp. Revenue, Baptist
                          Health Systems, Series A, MBIA-Insured,
                          5.250%  due 11/15/27                         3,535,000

                       See Notes to Financial Statements.


====================================  10  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Texas -- 25.4% (continued)
  $2,000,000  AAA      Brazos County, TX Health Facilities
                          Development Corp., Franciscan Services
                          Corp. Revenue, Series A, MBIA-Insured,
                          5.375% due 1/1/17                          $ 1,900,000
                       Brazos River Authority, PCR:
  1,000,000   AAA         Houston Industrial Income Project,
                            Series A, 5.125% due 5/1/19                  892,500
  2,000,000   Baa1*       Utilities Electric Co., Series C,
                            5.550% due 6/1/30(c)                       1,727,500
                       Burleson, TX ISD, PSFG:
  1,775,000   NR          Pre-Refunded -- Escrowed with U.S.
                            government  securities to 8/1/06
                            Call @ 100, 6.750% due 8/1/24(e)           1,968,031
    725,000   Aaa*        6.750% due 8/1/24                              774,844
  2,000,000   Baa1*    Dallas Forth Worth, TX International
                          Airport Facilities Improvement, American
                          Airlines Inc., 6.375% due 5/1/35(c)          1,932,500
                       El Paso ,TX ISD GO, PSFG:
  3,570,000   AAA         Pre-Refunded -- Escrowed with U.S.
                            government securities to 2/15/04
                            Call @ 100, 5.900% due 2/15/13(e)          3,744,038
     80,000   AAA         Unrefunded Balance, 5.900% due 2/15/13          81,700
  1,610,000   AA-      Fort Worth, TX Higher Education Finance
                          Corp., Texas Christian University,
                          5.000% due 3/15/15                           1,487,238
  1,670,000   Aaa*     Frisco, TX ISD, 5.375 due 8/15/19               1,573,975
  2,000,000   AA       Harris County, TX Health Facilities
                          Development Revenue, School Health
                          Care Systems, Series B, 5.750% due 7/1/27    1,952,500
  2,000,000   AA       Harris County, TX Health Facilities
                          Development Corp. (Texas Childrens
                          Hospital Project), 5.250% due 10/1/29        1,725,000
  1,000,000   AAA      Houston, TX ISD, GO, Series A,
                          PSFG, 4.750% due 2/15/22                       837,500
  5,000,000   AA-      Houston, TX GO, Series A,
                          5.000% due 3/1/14                            4,687,500
  1,000,000   AAA      Manor, TX ISD, GO, PSFG,
                          5.000% due 8/1/17                              910,000
  2,500,000   AAA      Nueces River Authority, Water Supply,
                          FSA-Insured, 5.500% due 3/1/27               2,337,500
  9,035,000   AA       Texas State Veterans Housing, GO,
                          Series B-4, 6.700% due 12/1/24(c)            9,339,931

                       See Notes to Financial Statements.


====================================  11  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Texas -- 25.4% (continued)
 $3,110,000   AAA      Texas Water Development Board Revenue,
                          State Revolving Fund, Senior Lien,
                          Series B, 5.000% due 7/15/16              $  2,830,100
  1,520,000   AAA      West Texas Municipal Power Agency,
                          MBIA-Insured, 5.000% due 2/15/17             1,369,900
--------------------------------------------------------------------------------
                                                                      52,479,757
--------------------------------------------------------------------------------
Utah -- 3.6%
  8,400,000   A+       Intermountain Power Agency, Power Supply
                          Revenue, Series D, 5.000% due 7/1/21         7,392,000
--------------------------------------------------------------------------------
Virgin Islands -- 1.7%
  4,000,000   BBB-     Virgin Islands Public Finance Authority,
                          Series A, 5.500% due 10/1/22                 3,530,000
--------------------------------------------------------------------------------
Virginia -- 3.5%
  1,250,000   A+       Virginia College Building Authority,
                          Educational Facilities Revenue,
                          (Hampton University Project),
                          5.750% due 4/1/14                            1,276,562
                       Virginia State Housing Development
                          Authority, Commonwealth Mortgage:
  3,710,000   AA+          Series A, Sub-Series A-1,
                              6.400% due 7/1/17                        3,821,300
                           Series D:
    880,000   AA+            Sub-Series D-1, 6.400% due 7/1/17           907,500
  1,315,000   AA+            Sub-Series D-3, 5.800% due 7/1/10         1,333,081
--------------------------------------------------------------------------------
                                                                       7,338,443
--------------------------------------------------------------------------------
Washington -- 3.0%
  2,040,000   Aaa*     Skagit County, WA Public Hospital
                          District No. 001 Revenue Refunding,
                          Affiliated Health Services, FSA-Insured,
                          5.750% due 12/1/11                           2,093,550
  4,250,000   Aa1*     Washington State Public Power Supply
                          System, Series B, (Nuclear Project No. 3),
                          5.500% due 7/1/18                            3,984,375
--------------------------------------------------------------------------------
                                                                       6,077,925
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


====================================  12  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount      Rating(a)              Security                           Value
================================================================================

Wisconsin -- 1.8%
                       Wisconsin State Health & Educational
                          Facilities Authority Revenue,
                          MBIA-Insured:
                            Aurora Health Care Inc.:
 $2,000,000   AAA            5.250% due 8/15/17                     $  1,855,000
  1,000,000   A              5.700% due 5/15/20                          916,250
  1,000,000   AAA          The Medical College Wisconsin Inc.
                              Project, 5.400% due 12/1/16                958,750
--------------------------------------------------------------------------------
                                                                       3,730,000
--------------------------------------------------------------------------------
Wyoming -- 2.3%
  2,000,000   AA       Wyoming Community Development
                          Authority Housing Revenue, Series 4,
                          5.900% due 12/1/14                           2,007,500
  2,920,000   AA       Wyoming Community Development
                          Authority, Series 1, 5.450% due 12/1/29      2,697,350
--------------------------------------------------------------------------------
                                                                       4,704,850
--------------------------------------------------------------------------------
                       Total Investments -- 100%
                       (Cost -- $221,264,240**)                     $206,100,038
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Variable rate obligation payable at par at anytime on no more than seven days notice.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)   Security is in default.
(e) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 and 16 for definition of ratings and certain security description.

                       See Notes to Financial Statements.


====================================  13  ======================================

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          November 30, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Standard &        Percent of
           Moody's       and/or          Poor's       Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Aaa                            AAA              60.4%

            Aa                             AA               22.0

             A                              A                7.9

            Baa                            BBB               2.7

           VMIG1                           P-I               0.6

            NR                             NR                6.4
                                                           -----

                                                           100.0%
                                                           =====
--------------------------------------------------------------------------------


====================================  14  ======================================

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


====================================  15  ======================================

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                             Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CDA    -- Community Development Administration
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand


====================================  16  ======================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                              November 30, 1999
================================================================================
ASSETS:
  Investments, at value (Cost-- $221,264,240)                     $ 206,100,038
  Interest receivable                                                 3,790,922
--------------------------------------------------------------------------------
  Total Assets                                                      209,890,960
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     294,488
  Payable to bank                                                        96,659
  Registration fees                                                      73,023
  Investment advisory fees payable                                       54,080
  Accrued expenses                                                       65,103
--------------------------------------------------------------------------------
  Total Liabilities                                                     583,353
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 209,307,607
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      19,882
  Capital paid in excess of par value                               237,104,616
  Overdistributed net investment income                                (135,385)
  Accumulated net realized loss on security transactions            (12,517,304)
  Net unrealized depreciation of investments                        (15,164,202)
--------------------------------------------------------------------------------
TOTAL NET ASSETS
  (Equivalent to $10.53 a share on 19,882,045 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 209,307,607
================================================================================

                       See Notes to Financial Statements.


====================================  17  ======================================

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------
                                                                     Six Months
                                                                        Ended
                                                                      11/30/99
================================================================================
INVESTMENT INCOME:
  Interest                                                        $   6,334,228
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                     987,555
  Shareholder communications                                             32,287
  Audit and legal                                                        27,206
  Registration fees                                                      24,859
  Shareholder and system services fees                                   20,315
  Directors' fees                                                        19,230
  Pricing service fees                                                    6,799
  Custody                                                                 5,230
  Other                                                                   6,591
--------------------------------------------------------------------------------
  Total Expenses                                                      1,130,072
  Less: Investment advisory fee waiver (Note 3)                        (680,316)
--------------------------------------------------------------------------------
  Net Expenses                                                          449,756
--------------------------------------------------------------------------------
Net Investment Income                                                 5,884,472
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              40,037,551
    Cost of securities sold                                          46,438,336
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (6,400,785)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                              (3,265,109)
    End of period                                                   (15,164,202)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (11,899,093)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (18,299,878)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (12,415,406)
================================================================================

                       See Notes to Financial Statements.


====================================  18 ======================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended             Year
                                                           11/30/99           Ended
                                                         (unaudited)         5/31/99
=======================================================================================
OPERATIONS:
   Net investment income                                $   5,884,472     $  10,905,490
   Net realized loss                                       (6,400,785)       (5,424,793)
   Increase in net unrealized depreciation                (11,899,093)         (914,987)
---------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations      (12,415,406)        4,565,710
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                   (5,606,737)      (10,840,152)
   In excess of net investment income                              --          (552,267)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                         (5,606,737)      (11,392,419)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                    (18,022,143)       (6,826,709)
NET ASSETS:
  Beginning of period                                     227,329,750       234,156,459
---------------------------------------------------------------------------------------
  End of period*                                        $ 209,307,607     $ 227,329,750
=======================================================================================
* Includes overdistributed net investment income of:    $    (135,385)    $    (413,120)
=======================================================================================

                       See Notes to Financial Statements.


====================================  19 ======================================

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (unaudited)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $552,267 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


====================================  20 ======================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      3. Investment Advisory Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the six months ended November 30, 1999, SSBC waived investment advisory fees of $680,316.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      For the six months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 36,722,031
--------------------------------------------------------------------------------
Sales                                                                40,037,551
================================================================================

      At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  2,611,821
Gross unrealized depreciation                                       (17,776,023)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(15,164,202)
================================================================================

      5. Capital Loss Carryforward

      At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $36,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.


====================================  21 ======================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are receved or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 1999, the Fund had no open futures contracts.

      7. Additional Information

      On November 17, 1999, the Board of Directors of the Greenwich Street Municipal Fund Inc. approved a proposed merger of the Greenwich Street Municipal Fund with the Smith Barney Managed Municipals Fund Inc. The proposed merger will be submitted for approval at a special meeting of shareholders on Friday, February 24, 2000.


====================================  22 ======================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                 1999(1)          1999          1998          1997         1996          1995(2)
==================================================================================================================
Net Asset Value,
  Beginning of Period           $ 11.43         $ 11.78       $ 11.59       $ 12.19       $ 12.84       $ 12.00
------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
   Net investment
     income(3)                     0.29            0.55          0.50          0.66          0.66          0.63
   Net realized and
     unrealized gain (loss)       (0.91)          (0.33)         0.66         (0.26)        (0.42)         0.77
------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 (0.62)           0.22          1.16          0.40          0.24          1.40
------------------------------------------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-in Capital                    --              --            --            --            --         (0.02)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income          (0.28)          (0.54)        (0.60)        (0.66)        (0.66)        (0.54)
   In excess of net
     investment income               --           (0.03)        (0.01)           --            --            --
     Net realized gains              --              --         (0.36)        (0.34)        (0.23)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions               (0.28)          (0.57)        (0.97)        (1.00)        (0.89)        (0.54)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $ 10.53         $ 11.43       $ 11.78       $ 11.59       $ 12.19       $ 12.84
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(4)                  2.77%++         1.07%        (0.20)%        8.97%         5.52%         1.65%++
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(4)              (5.32)%++        2.37%        10.53%         3.61%         2.40%        12.28%++
------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $   209         $   227       $   234       $   228       $   238       $   251
------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
   Expenses(3)                     0.42%+          0.56%         1.00%         1.03%         1.06%         1.05%+
   Net investment income           5.46+           4.65          4.25          5.57          5.17          5.63+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              17%             24%           85%          115%           42%          115%
------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $10.000         $10.000       $10.438       $11.375       $11.375       $11.625
==================================================================================================================

(1)   For the six months ended November 30, 1999 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
(3) The investment adviser waived a part of its fees for the period ended November 30, 1999 and the year ended May 31, 1999. If such fees were not waived, the per share decrease on the net investment income would have been $0.03 and $0.05, respectively. In addition, the annualized ratio of expenses to average net assets would have been 1.06% and 1.01%, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


=====================================  23 ======================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                       Net Realized              Net Increase
                                                                      and Unrealized             (Decrease) in
                        Investment            Net Investment          Gain (Loss) on            Net Assets From
                          Income                 Income                 Investments               Operations
------------------------------------------------------------------------------------------------------------------
 Quarter                          Per                     Per                       Per                       Per
  Ended             Total        Share      Total        Share      Total          Share      Total          Share
==================================================================================================================
 8/31/97         $3,149,970      $0.16   $2,546,539      $0.13    $3,996,871       $0.20   $6,543,410        $0.33
11/30/97          3,008,049       0.15    2,431,992       0.12     4,698,522        0.24    7,130,514         0.36
 2/28/98          3,051,177       0.15    2,469,512       0.13     3,841,082        0.19    6,310,594         0.32
 5/31/98          3,083,519       0.16    2,499,794       0.12       342,299        0.03    2,842,093         0.15
 8/31/98          3,174,059       0.16    2,568,214       0.13     1,887,145        0.09    4,455,359         0.22
11/30/98          3,068,510       0.15    2,858,437       0.14      (255,086)      (0.00)   2,603,351         0.14
 2/28/99          3,081,418       0.15    2,863,145       0.14    (1,617,908)      (0.08)   1,245,237         0.06
 5/31/99          2,888,036       0.14    2,615,694       0.14    (6,353,931)      (0.34)  (3,738,237)       (0.20)
 8/31/99          3,313,658       0.17    3,081,122       0.15   (13,026,757)      (0.65)  (9,945,635)       (0.50)
11/30/99          3,020,570       0.15    2,803,350       0.14    (5,273,121)      (0.26)  (2,469,771)       (0.12)
==================================================================================================================


=====================================  24 ======================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                             NYSE                                  Dividend
 Record         Payable    Closing     Net Asset     Dividend     Reinvestment
  Date           Date       Price*       Value*        Paid          Price
================================================================================
 6/24/97       6/27/97     $11.625      $11.74        $0.060        $11.74
 7/22/97       7/25/97      11.875       11.98         0.060         11.90
 8/26/97       8/29/97      11.563       11.70         0.060         11.65
 9/23/97       9/26/97      11.625       11.86         0.056         11.56
10/28/97      10/31/97      11.063       11.86         0.056         11.29
11/24/97      11/28/97      11.250       11.90         0.056         11.45
12/22/97+     12/26/97      11.188       11.78         0.360         11.57
 1/27/98       1/30/98      11.688       11.79         0.056         11.77
 2/24/98       2/27/98      11.688       11.78         0.056         11.78
 3/24/98       3/27/98      10.875       11.76         0.049         10.87
 4/21/98       4/24/98      10.563       11.64         0.049         10.55
 5/26/98       5/29/98      10.438       11.75         0.049         10.55
 6/23/98       6/26/98      10.688       11.76         0.049         10.68
 7/28/98       7/31/98      10.313       11.72         0.046         10.26
 8/25/98       8/28/98      10.188       11.81         0.046         10.40
 9/22/98       9/25/98      10.688       11.87         0.048         10.86
10/27/98      10/30/98      10.625       11.86         0.048         10.86
11/24/98      11/27/98      10.938       11.85         0.048         11.15
12/21/98      12/24/98      11.063       11.82         0.048         10.94
 1/26/99       1/29/99      10.750       11.86         0.048         10.81
 2/23/99       2/26/99      10.688       11.82         0.048         10.76
 3/23/99       3/26/99      10.750       11.71         0.048         10.65
 4/27/99       4/30/99      10.250       11.65         0.048         10.40
 5/25/99       5/28/99       9.938       11.47         0.048         10.40
 6/22/99       6/25/99      10.500       11.09         0.047         10.62
 7/27/99       7/30/99      10.625       11.09         0.047         10.54
 8/24/99       8/27/99      10.125       10.74         0.047         10.34
 9/21/99       9/24/99      10.125       10.71         0.047         10.22
10/26/99      10/29/99       9.875       10.33         0.047         10.02
11/22/99      11/26/99      10.000       10.55         0.047         10.03
================================================================================
*     As of record date.
+     Capital gain distribution.


=====================================  25 ======================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC") formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend


=====================================  26 ======================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, MA 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


=====================================  27 ======================================

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, MA 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


=====================================  28 ======================================